LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND
                                399 PARK AVENUE
                            NEW YORK, NEW YORK 10022
                                _______________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 3, 2004

                                 _____________

To the Shareholders of
LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND

Notice is hereby given that the annual meeting (the "Annual Meeting") of shareholders of Lehman Brothers First Trust Income Opportunity Fund, a Delaware Statutory Trust (the "Trust"), will be held at the offices of Lehman Brothers, Inc., 745 Seventh Avenue, Allan S. Kaplan Auditorium, New York, New York 10019, at 11:00 a.m. Eastern time, on June 3, 2004, for the following purposes:

1.   To elect two trustees of the Trust as outlined below:

     a. one trustee, Margaret M. Eisen, to be elected by the holders of common shares (the "Common Shares") and Money Market Cumulative Preferred Shares ("MMP Shares"), voting together as a single class; and

     b. one trustee, Eugene A. Matthews, to be elected by the holders of MMP Shares only, voting separately as a single class.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees of the Trust has fixed the close of business on April 22, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                              By Order of the Board of Trustees,

                                              Jonathan Morris
                                              Secretary

May 10, 2004

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE MANNER DESCRIBED IN THE ENCLOSED PROXY CARD. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                              VALID SIGNATURE
CORPORATE ACCOUNTS

(1) ABC Corp. .............................................ABC Corp
(2) ABC Corp. .............................................John Doe, Treasurer
(3) ABC Corp.c/o John Doe, Treasurer.......................John Doe
(4) ABC Corp. Profit Sharing Plan..........................John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust .............................................Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78....................Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith,
Jr. UGMA ..................................................John B. Smith
(2) John B. Smith .........................................John B. Smith, Jr., Executor

              LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND
                                399 PARK AVENUE
                            NEW YORK, NEW YORK 10022
                                _______________

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 3, 2004
                                _______________

                                PROXY STATEMENT

This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Lehman Brothers First Trust Income Opportunity Fund (the "Trust") for use at its annual meeting of shareholders to be held on June 3, 2004 at 11:00 a.m. Eastern time, at 745 Seventh Avenue, Allan S. Kaplan Auditorium, New York, New York 10019, and at any adjournments and postponements thereof (collectively, the "Annual
Meeting"). A Notice of Annual Meeting of shareholders and proxy card(s) accompany this Proxy Statement.

At the Annual Meeting, shareholders will be asked to consider and vote upon the following:

     1.   To elect two trustees of the Trust as outlined below:

          a. one trustee, Margaret M. Eisen, to be elected by the holders of common shares (the "Common Shares") and Money Market Cumulative Preferred Shares ("MMP Shares"), voting together as a single class; and

          b. one trustee, Eugene A. Matthews, to be elected by the holders of MMP Shares only, voting separately as a single class.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

SOLICITATION OF PROXIES AND VOTING INFORMATION

The Board is soliciting votes from shareholders of the Trust with respect to the election of trustees as described in this Proxy Statement. The approximate date on which this Proxy Statement is being mailed to shareholders is May 10, 2004. Additional information regarding the solicitation of proxies is included at the end of this Proxy Statement under "General Information. "

The Board has set the close of business on April 22, 2004, as the record date (the "Record Date"), and only shareholders of record who owned shares of the Trust's Common Shares and MMP Shares on the Record Date will be entitled to vote at the Annual Meeting. If you do not expect to attend the Annual Meeting, please sign and promptly return the proxy card in the enclosed self-addressed envelope or if your shares are held in "street name" you may also vote by telephone or the internet as indicated in the proxy card. If the accompanying proxy card is properly executed and returned in time to be voted at the Annual Meeting, the shares represented by that proxy card will be voted in accordance with the instructions provided on the proxy card. If no choices are specified, the shares will be voted FOR the election of both nominees for trustee listed in this Proxy Statement. Additional information regarding outstanding shares, voting and attending the Annual Meeting is included at the end of this Proxy Statement under "Voting Information. "

                        PROPOSAL 1: ELECTION OF TRUSTEES

STRUCTURE OF THE BOARD

The Trust's Board is divided into three classes, designated as Class 1, Class 2 and Class 3, for purposes of election. One class is elected at each annual meeting of shareholders. Trustees in each class serve for a three-year term. Because the Board is divided into classes for purposes of election, only those trustees in any one class may be changed in any one year, and it would require two years or more to change a majority of the Board.

The Board currently consists of eight persons. At the Annual Meeting, the terms of the two Class 1 trustees, Margaret M. Eisen and Eugene A. Matthews, are expiring. The Board's Nominating Committee has recommended that Ms. Eisen and Mr. Matthews be nominated for re-election. If re-elected at the Annual Meeting, each will hold office for a three-year term expiring in 2007. Other trustees are not up for election this year and will continue in office for the remainder of their terms.

Each nominee consented to being named in this Proxy Statement and indicated his or her willingness to serve if elected. In the unanticipated event that either nominee should be unable to serve, the persons named in the accompanying proxy card(s) have discretionary authority to vote in favor of a substitute nominee or nominees as may be proposed by the Board.

At the Annual Meeting, Ms. Eisen is to be elected by the holders of Common Shares and MMP Shares, voting together as a single class and Mr. Matthews is to be elected by the holders of MMP Shares only, voting separately as a single class. In accordance with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act") and the Trust's by-laws (the "By-Laws"), under normal circumstances, the holders of outstanding MMP Shares are entitled, as a class, and to the exclusion of the holders of Common Shares, to elect two trustees of the Trust. The holders of outstanding Common Shares and MMP Shares, voting together as a single class, elect the balance of the trustees. The term of the other trustee who is to be elected by the holders of MMP Shares, Mr. Michael M. Knetter, will expire in 2005.

The following table indicates which shareholders are solicited with respect to each matter:

                   Matter                    Common Shares        MMP Shares

                  Election of Ms. Eisen
                  by all shareholders            X                   X

                  Election of Mr. Matthews
                  by MMP Shares only                                 X

INFORMATION ABOUT THE NOMINEES AND THE CONTINUING TRUSTEES

The following table sets forth certain information regarding the nominees and the trustees who will continue in office. Trustees who are interested persons of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act are referred to as "Interested Trustees." Trustees who are not interested persons of the Trust are referred to as "Independent Trustees."

Name, Address*            Position(s)   Length of       Principal Occupations(s)      Number of             Other Directorships
and Date of Birth         Held with     Time Served     During Past 5 Years           Portfolios in         Held by this Nominee
                          Trust         and Term of                                   Trust Complex         or Trustee
                                        Office**                                      Overseen by
                                                                                      Nominee or Trustee
INDEPENDENT NOMINEES
Margaret M. Eisen         Trustee       Since June      Managing Director and              1              Director, Chair of
6/19/1953                               2003            Chief Investment Officer                          Compensation Committee,
                                                        of EAM International, LLC,                        and Member of the Audit
                                                        an investment banking and                         Committee of Antigenics
                                                        asset management firm (since                      Corporation, a
                                                        2003); formerly, Managing                         bio-pharmaceutical
                                                        Director of DeGuardiola                           company (since 2003);
                                                        Advisors, an investment bank                      Director of Instinet
                                                        2001-2002); formerly, Managing                    Group, Inc., a global
                                                        Director of North American                        electronics securities
                                                        Equities of General Motors                        broker (since 2004);
                                                        Investment Management                             Trustee of Columbia
                                                        Corporation (1995-2001).                          Acorn family of mutual
                                                                                                          funds of Wanger Asset
                                                                                                          Management (six
                                                                                                          portfolios under
                                                                                                          management)(since 2002).

Eugene A. Matthews       Trustee          Since June    President of Nintai,                  1           None
11/19/1958                                2003          Incorporated, an investment
                                                        advisory firm (since 1997-
                                                        present); formerly, Senior
                                                        Fellow of Asia Studies of
                                                        the Council of Foreign
                                                        Relations  (2001-2003);
                                                        formerly, Asia Studies
                                                        Project Director for
                                                        the Japan Economic Task
                                                        Force and Leader of Asia
                                                        Roundtables (2001-2003);
                                                        Founding and General
                                                        Partner of Apax-Globis
                                                        Japan, Inc., a private
                                                        equity investment firm
                                                        (1998-present); formerly,

                                                        Founder/President of Ashta
                                                        International, a Vietnamese
                                                        investment firm (1989-1997).

INDEPENDENT TRUSTEES
General James E. Dalton    Trustee        Since June    Director, Chair of the Audit         1                None
10/17/1930                                 2003         Committee at William Lyon
                                                        Homes, a home building
                                                        business (since 1991);
                                                        Director of Defense Group,
                                                        Inc., a defense business
                                                        (since 1999); Director of
                                                        Finance America, a mortgage
                                                        business (since 2002); formerly,
                                                        Vice President of Logicon Inc.,
                                                        a wholly-owned subsidiary of
                                                        Northrop Grumman (1985-1998);
                                                        formerly, General Manager of
                                                        Logicon's Defense Technology
                                                        Group (1995-1998).

Michael M. Knetter     Trustee            Since         Dean of the University of             1                    None
4/8/1960                                  June 2003     Wisconsin-Madison School
                                                        of Business (since 2002);
                                                        formerly, Professor of
                                                        International Economics and
                                                        Associate Dean at the Amos
                                                        Tuck School of Business,
                                                        Dartmouth College (1997-2002).

George W. Morriss      Trustee             Since        Formerly, Executive Vice President    1                   None
9/24/1947                                  June 2003    and Chief Financial Officer
                                                        of People's Bank, a financial
                                                        services company (1991-2001).

INTERESTED  TRUSTEES***
Stephanie E. Dolan     Trustee             Since        Senior Vice President of
4/4/1963                                   June 2003    Lehman Brothers Inc. (since 2000);    1                   None
                                                        Vice President of Lehman Brothers
                                                        Inc. (since 1995); Controller of
                                                        Lehman Brothers Asset Management
                                                        (since 2003).

Scott Hall             Trustee             Since        Managing Director of First            1                   None
1/12/1957                                  June 2003    Trust Advisors L.P. and
                                                        First Trust Portfolios L.P.
                                                        (since 1992)

Kurt A. Locher         Trustee             Since        Managing Director of Lehman           1                  None
5/9/1966                                   June 2003    Brothers Inc. (since 1998);
                                                        Managing Director of
                                                        Lehman Brothers Asset Management
                                                        (since 2003); Managing Director
                                                        of Lincoln Capital (since 2003);
                                                        Director of BNC Mortgage Inc.

                                                        (since 2000), Finance America LLC
                                                        (since 1999), and TrueLink Inc.
                                                        (since 1999); President of Lehman
                                                        Brothers Bank, F.S.B. (1999-2000);
                                                        formerly, Senior Vice President of
                                                        Lehman Brothers Inc. (1995-1998).

* The address for each nominee and trustee is Lehman Brothers Asset Management, Inc., 399 Park Avenue, New York, New York 10022.

** Stephanie E. Dolan, Scott Hall and Michael M. Knetter are Class 2 trustees, and their terms as trustees will expire in 2005. General James E. Dalton, Kurt A. Locher and George W. Morriss are Class 3 trustees, and their terms as trustees will expire in 2006.

*** Stephanie E. Dolan and Kurt A. Locher are "interested persons" of the Trust, as such term is defined by the 1940 Act, by virtue of their officerships with Lehman Brothers Asset Management, Inc., the investment adviser to the Trust ("Lehman Brothers" or the "Adviser"). Scott Hall is an "interested person" of the Trust, as such term is defined by the 1940 Act, by virtue of his employment with First Trust Portfolios LP, the Trust's servicing agent and distribution and marketing agent.

The Board held four meetings during the fiscal year ended December 31, 2003. Each of the trustees attended at least 75% of the Board and committee meetings of which he/she is a member.

COMMITTEES OF THE BOARD

AUDIT COMMITTEE. All Independent Trustees serve on the Audit Committee of the Trust and Mr. Morriss is chair of the Audit Committee. All members of the Audit Committee are independent under the New York Stock Exchange's Revised Listing Rules and are not "interested persons," as defined by the 1940 Act, of the Trust. The Audit Committee is a separately designated committee of the Board of Trustees. The Audit Committee has a charter, a copy of which may be obtained from the Trust's website at WWW.LBFTINCOMEOPPORTUNITY.COM. The functions of the Audit Committee are to (i) oversee the Trust's accounting and financial reporting policies and practice, its internal controls and, as appropriate, the internal controls of certain service providers, (ii) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof, and (iii) act as a liaison between the Trust's independent auditors and the full Board of Trustees. The Audit Committee met once during the fiscal year ended December 31, 2003.

NOMINATING COMMITTEE. All Independent Trustees serve on the Nominating Committee and General Dalton is chair of the Nominating Committee. All members of the Nominating Committee are independent under the New York Stock Exchange's Revised Listing Rules and are not interested persons, as defined in the 1940 Act, of the Trust. The Nominating Committee is a separately designated committee of the Board. The Nominating Committee has a charter, a copy of which may be obtained from the Trust's website at WWW.LBFTINCOMEOPPORTUNITY.COM. The Nominating Committee recommends Board candidates to serve as Independent Trustees. All of the Independent Trustees then evaluate any recommended candidate and determine whether to nominate them for election. The Trustees who are not Independent Trustees and the officers of the Trust are nominated and selected by the Board. The Nominating Committee held no meetings during the Trust's 2003 fiscal year.i.

In reviewing a potential nominee and in evaluating the re-nomination of current Independent Trustees, the Nominating Committee considers relevant factors which can include the nominee's character, judgment, business experience, diversity and business acumen, and the nominee's independence from the Trust's Adviser and other principal service providers. The Nominating Committee has no specific qualifying or disqualifying standards for nomination.

While the Nominating Committee would consider candidates recommended by shareholders to serve as a trustee, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Trust. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee would, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee or the Trust's management. The Nominating Committee may also retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation of trustee candidates must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act") to be considered by the Nominating Committee. In evaluating a candidate recommended by a shareholder, the Nominating Committee, in addition to the factors discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders.

SECURITY OWNERSHIP OF TRUSTEES

The following table shows the dollar range of equity securities beneficially owned by each trustee in the Trust as of December 31, 2003.

Name of Trustee           Dollar Range of Equity            Aggregate Dollar Range of Equity
                          Securities in the Trust           Securities in All Registered
                                                            Investment Companies Overseen or
                                                            to be Overseen by Trustee in Family
                                                            of Investment Companies
INTERESTED TRUSTEE

Stephanie E. Dolan                None                              None
Scott Hall                        None                              None
Kurt A. Locher             $10,001-$50,000                     $10,001-$50,000


INDEPENDENT TRUSTEE

Margaret M. Eisen                 None                              None
Eugene A. Matthews                None                              None
General James E. Dalton           None                              None
Michael M. Knetter                None                              None
George W. Morriss            $10,001-$50,000                   $10,001-$50,000

As of December 31, 2003, the trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares.

COMPENSATION   OF  TRUSTEES  AND  OFFICERS.   The  Trust  pays  no  salaries  or
compensation to any of its officers. The Trust compensates each Independent Trustee as follows:

*    An annual retainer equal to $15,000;

* Annual compensation equal to $2,000 for service on Audit Committee (the Chairman of the Audit committee receives additional compensation of $1,000);

* For Nominating Committee meetings (whether attendance is in-person or by telephone), a per- meeting fee of $1,000; PROVIDED, HOWEVER, that no such per-meeting fee shall be paid if the meeting is held on the same day as a meeting of the Trust's full Board;

* No additional compensation shall be paid for attendance, in person or by telephone, at 6 meetings of the Board per year and 3 meetings of the Audit Committee per year, provided, however, that for any additional meetings, the following per-meeting fees are applicable:

     * in-person meetings of the Board or Audit Committee (even if attendance is telephonic): $1,000 per meeting

     *    telephonic   meetings  of  the  Board  or  Audit  Committee  (even  if
          attendance is in person): $500 per meeting; and

* Such annual retainer and fees shall be earned and paid quarterly in arrears to each Independent Trustee, provided, however, that compensation for the last quarter shall not be paid if such Independent Trustee fails to attend, in person or by telephone, 75% of the Board and committee meetings held during the year.

The fees earned by each Independent Trustee for the period beginning June 26, 2003 (organizational meeting) and ending December 31, 2003 are shown below:

Name of Trustee                      Aggregate Compensation    Estimated Annual Benefits  Total Compensation from
                                     from Trust                Upon Retirement            Trust and Trust Complex*
                                                                                          Paid to Trustees
Margaret M. Eisen                    $8,500                    N/A                        $13,500
Eugene A. Matthews                    8,500                    N/A                         13,500
General James E. Dalton               8,500                    N/A                         13,500
Michael M. Knetter                    8,500                    N/A                         13,500
George W. Morriss                     9,000                    N/A                         14,500
                                    -------                                               -------
TOTAL PAID TO INDEPENDENT TRUSTEES  $43,000                                               $68,500

*The Trust complex consists of the Trust and Lehman Brothers Liquid Assets Trust (the "Liquid Assets Trust"). As of the fiscal year ended December 31, 2003 the Liquid Assets Trust had not commenced investment operations, therefore compensation for the June 2003 organizational meeting was paid to the Independent Trustees by the Adviser.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

GENERAL INFORMATION

ADDITIONAL INFORMATION REGARDING PROXY SOLICITATION

Proxy solicitations will be made, beginning on or about May 10, 2004, primarily by mail, but may include telephonic or oral communications conducted by officers of the Trust and officers and employees of the Adviser, or its affiliates. In addition, the Trust has engaged Automatic Data Processing, Inc., to solicit proxies on behalf of the Board for a fee not to exceed $3,500 plus out-of-pocket expenses. The costs of proxy solicitation and expenses incurred in connection with the preparation, printing and mailing of this Proxy Statement and its enclosures will be paid by the Trust. The Trust also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Trust shares.

REPORTS TO SHAREHOLDERS

The Trust's Annual Report to shareholders for the fiscal year ended December 31, 2003, which contains audited financial statements, was previously sent to shareholders. An additional copy may be obtained without charge from the Trust's website at www.lbftincomeopportunity.com or by calling the Trust at (800) 988-5196.

INFORMATION ABOUT SERVICE PROVIDERS

Adviser. Lehman Brothers, located at 399 Park Avenue, New York, New York 10022, serves as the investment adviser to the Trust. Lehman Brothers Holdings Inc. is the parent company of the Adviser.

Sub-Adviser. Lincoln Capital Fixed Income Management Company, LLC, located at 200 South Wacker Drive, Suite 2100 Chicago, IL 60606, serves as the Trust's investment sub-adviser. Lincoln Capital Fixed Income Management Company, LLC is a subsidiary of Lehman Brothers Holdings Inc.

Servicing Agent and Distribution and Marketing Agent. First Trust Portfolios, LP, located at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, serves as the Trust's distribution and marketing agent, syndicate adviser and investor servicing agent. The Charger Corporation (formerly Nike Securities Corporation) is the parent company of First Trust Portfolios, LP.

Administrator. Investors Bank & Trust Company serves as the administrator, transfer agent, dividend-paying agent and custodian for the Trust. The address of Investors Bank & Trust Company is 200 Clarendon Street, Boston, Massachusetts 02116.

INFORMATION ABOUT OFFICERS

The executive officers of the Trust are listed below. Each officer is elected to serve until his or her successor is duly elected and qualified.

NAME, ADDRESS*      POSITION HELD   LENGTH OF          PRINCIPAL OCCUPATIONS(S) DURING PAST 5 YEARS
AND DATE OF BIRTH   WITH TRUST      TIME SERVED
Bradley Tank        President       Since June 2003    Chief Executive Officer of Lehman Brother Asset
9/29/1957                                              Management; Managing Director and Global
                                                       Head of Fixed income Asset Management for Lehman Brothers
                                                       (since 2002); formerly, Director of Fixed Income for Strong
                                                       Capital Management in Menomonee Falls, Wisconsin (1990-2002).

Edward Grieb        Treasurer       Since June 2003    Chief Financial Officer of Lehman Brothers Asset
9/22/1961                                              Management; Managing Director (since 2003)
                                                       and Assistant Controller for Lehman Brothers (since 1997).

Stephanie E. Dolan  Assistant        Since June 2003   See biographical information referenced in chart under "Interested Trustees."
4/4/1963            Treasurer

Jonathan Morris     Secretary        Since June 2003   Senior Vice President of Lehman Brothers Asset
3/1/1956                                               Management; Senior Vice President and General Counsel
                                                       for Lehman Brother's Wealth and Asset Management business, including Lehman Brothers Private Client Services Division and asset management and investment advisory business (since 1997).

* The address of each officer, with the exception of Mr. Grieb, is Lehman Brothers Asset Management, Inc., 399 Park Avenue, New York, New York 10022. The address of Mr. Grieb is Lehman Brothers, Inc., 745 Seventh Avenue, New York, New York 10019.

OWNERSHIP OF SHARES

The Trust does not know of any person who beneficially owned more than 5% of the Trust's outstanding shares as of the Record Date.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

Shareholders intending to present a proposal at the 2005 annual meeting or to nominate a person for election as a trustee, must comply with the requirements set forth in the Article II, Section 13 of the By-Laws. The By-Laws require, among other things, that the Secretary of the Trust receive written notice from the record shareholder of intent to present such proposal or nomination no more than 120 days and less than 90 days prior to the first anniversary of the date of mailing of the notice of the preceding year's annual meeting. Therefore, the Secretary of the Trust must receive notice of such a proposal or nomination for the 2005 annual meeting no earlier than January 4, 2005 and no later than February 3, 2005. The notice must contain the information required by the By-Laws, a copy of which is available upon request made to the Secretary of the Trust. Requests for the Trust's By-Laws should be made in writing to Jonathan Morris, Secretary, c/o Lehman Brothers, 399 Park Avenue, New York, New York 10022.

There are additional requirements regarding proposals of shareholders, and any shareholder contemplating submission of a proposal is referred to Rule 14a-8 under the 1934 Act.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual trustee c/o Jonathan Morris, the Secretary of the Trust at Lehman Brothers, 399 Park Avenue, New York, New York 10022. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Trust. Trustees are invited to attend the Trust's annual shareholder meetings. They are encouraged to attend such meetings when they are held on the same day as a scheduled Board meeting. In any event, at least one member of the Board will be expected to attend the annual shareholder meeting. The Trust commenced operations in July 2003 and therefore has held no annual meetings.





SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Trust's executive officers and trustees, investment adviser and its affiliated persons (as defined in the 1940 Act) and persons who beneficially own more than ten percent of the Trust's shares ("Reporting Persons"), to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange and to furnish the Trust with copies of all such filings. To the Trust's knowledge, based solely upon review of the copies of such reports furnished to the Trust, all Section 16(a) filing requirements applicable to its Reporting Persons were complied with during the period from commencement of operations on July 28, 2003 through December 31, 2003.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The trustees do not intend to present any other business at the Annual Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

INDEPENDENT AUDITORS

Ernst & Young LLP ("E&Y") has served as the Trust's independent auditors since the Trust's inception. E&Y has extensive experience in investment company accounting and auditing and performs various audit and tax services for the Trust. Such services include an annual audit of the Trust's financial statements, review of certain filings with the SEC, internal control reviews, consultation on tax, financial accounting and reporting matters, and meetings with the Audit Committee of the Trust's Board. The financial statements included in the most recent Annual Report to shareholders have been examined by E&Y. Representatives of E&Y will not be available at the Annual Meeting (either in person or by telephone) but have been given the opportunity to make a statement should they desire to do so.

For services rendered to the Trust or its Adviser for the period from commencement of operations to December 31, 2003, E&Y received the following fees, all of which were approved by the Audit Committee:

AUDIT FEES: The aggregate fees billed by E&Y for professional services rendered for the audit of the Trust's annual financial statements and for the initial seed audit for 2003 were $35,000 and $8,400, respectively.

AUDIT RELATED FEES: The aggregate fees billed by E&Y for professional services rendered for the review of related filing of Form N-2 for 2003 were $16,800.

TAX FEES: The aggregate fees accrued for professional services rendered by E&Y for tax compliance, tax advice, and tax planning for 2003 were $4,000. Such services included the review of the year-end tax provision and excise tax work.

ALL OTHER FEES: The aggregate fees billed by E&Y for professional services rendered for the initial and year end agreed upon procedures reporting for the preferred shares for 2003 were $10,000.

The aggregate non-audit fees billed by E&Y to the Trust for the fiscal year ended December 31, 2003 were $30,800. The aggregate non-audit fees billed by E&Y to Lehman Brothers for the fiscal years ended December 31, 2003 and 2002 were $3,048,000 and $2,376,000, respectively.

The Audit Committee pre-approved the provision of audit and non-audit services by E&Y for the fiscal years ending December 31, 2004 and 2003. The Audit Committee has not delegated the pre-approval of audit and non-audit services to a particular member of the Audit Committee. Rather, any action of the Audit
Committee with respect to the pre-approval process requires the vote of a majority of the Audit Committee members present, whether in person or otherwise, at the meeting at which such action is considered.

AUDIT COMMITTEE REPORT

At meetings of the Audit Committee held on February 18 and February 25, 2004, the Audit Committee reviewed and discussed the audited financial statements with management and E&Y. The Audit Committee also discussed with E&Y the matters required to be discussed by the Statement on Auditing Standards No. 61. (Communications with Audit Committee), including E&Y's judgments about the quality of the Trust's accounting principles as applied in its financial reporting.

The Audit Committee received from E&Y the written statements required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees), and discussed with E&Y its independence. Based on such reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Trust's Annual Report to shareholders for the fiscal year ended December 31, 2003 for filing with the SEC.

The Audit Committee also considered whether the provision of non-audit services by E&Y to the Trust, the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides services to the Trust, was compatible with maintaining E&Y's independence in performing audit services. E&Y represented to the Trust that E&Y and its members do not have any direct or indirect material financial interest in or connection with the Trust in any capacity other than as independent accountants.

The members of the Audit  Committee  are:  General James E. Dalton,  Margaret M.
Eisen,  Michael  M.  Knetter,   Eugene  A.  Matthews,  and  George  W.  Morriss,
constituting all of the Independent Trustees.

                               VOTING INFORMATION

RECORD DATE

Shareholders of Common Shares and MMP Shares of record on the Record Date are entitled to be present and to vote at the Annual Meeting. Each shareholder will have one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of the net asset value per share of each share held on the Record Date. On the Record Date, 12,235,340.863 shares of Common Shares and 3,600 shares of MMP Shares, totaling 12,238,940.863 shares of the Trust were outstanding.

VOTES REQUIRED FOR THE ELECTION OF TRUSTEES

As indicated earlier, holders of MMP Shares, voting as a separate class, are entitled to elect two (2) trustees, and the remaining trustees are to be elected by holders of Common Shares and MMP Shares, voting together as a single class. At the Annual Meeting, Ms. Eisen is nominated to be elected by the holders of Common Shares and MMP Shares, voting together as a single class and Mr. Matthews is nominated to be elected by the holders of MMP Shares only, voting separately as a single class.

Ms. Eisen, a nominee for trustee, will be elected if she receives a plurality of all votes cast (Common Shares and MMP Shares) in person or by proxy at the Annual Meeting if a quorum exists. Mr. Matthews, a nominee for trustee, will be elected if he receives a plurality of all MMP votes cast in person or by proxy at the Annual Meeting if a quorum exists. Broker non-votes, if any, will not have any effect on the outcome of the election of either nominee for trustee.

VOTING INSTRUCTIONS FOR SHARES HELD IN YOUR NAME

Any shareholder holding shares in his or her name as record holder may vote shares by proxy through the mail as described in the enclosed proxy card. A properly completed and submitted proxy card will be voted in accordance with the shareholder's instructions, unless those instructions are subsequently revoked. If no choice is specified, shares will be voted FOR the election of the nominees. Any shareholder that attends the Annual Meeting and wishes to vote in person will be given a ballot prior to the vote.

VOTING INSTRUCTIONS FOR SHARES HELD IN "STREET NAME"

Any shareholder holding shares through a broker may vote his or her proxy through the mail, internet or telephone as described in the enclosed proxy card. Any shareholder that attends the Annual Meeting and wishes to vote in person will be given a ballot prior to the vote. However, if shares are held in the name of a broker, bank or other nominee, the shareholder must bring a letter from the nominee indicating that the shareholder is the beneficial owner of the shares on the Record Date and authorizing the shareholder to vote.

REVOKING A PROXY

Any shareholder giving a proxy has the power to revoke it prior to its exercise in one of three ways: (1) by submission of a proxy card with a later date, (2) by voting in person at the Annual Meeting, or (3) by submitting a letter stating that the proxy is revoked to Jonathan Morris, Secretary, c/o Lehman Brothers, 399 Park Avenue, New York, New York 10022. Presence at the Annual Meeting alone does not revoke a previously executed and returned proxy card.

QUORUM; ADJOURNMENT

A quorum of shareholders is necessary to take action at the Annual Meeting. A quorum will exist for the election of Ms. Eisen if shareholders entitled to vote 25% of all shares (Common Shares and MMP

Shares) outstanding on the Record Date are present in person or by proxy. A quorum will exist for the election of Mr. Matthews if shareholders entitled to vote 25% of the MMP Shares of the Trust outstanding on the Record Date are present in person or by proxy. The failure of a quorum to be present at the Annual Meeting will necessitate adjournment and will subject the Trust to additional expense.

Under New York Stock Exchange rules applicable to broker-dealers, if a broker holds a shareholder's shares in its name, the Trust expects that the broker will be entitled to vote those shares on election of nominees even if the broker has not received instructions from the shareholder. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. Because the election of nominees is considered routine, the Trust does not expect to receive any broker non-votes. Broker non-votes, if any, and votes withheld will count as present for establishing a quorum.

In the event that a quorum is not present at the Annual Meeting, or for any other reason, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Under the Trust's By-Laws, any meeting of shareholders may be adjourned from time to time by: (a) the vote of the majority of the shares represented at that meeting, either in person or by proxy, or (b) in his or her sole discretion by the chair of the meeting. The persons named as proxies will vote those proxies which they are entitled to vote FOR the election of any nominee in favor of such an adjournment and will vote those proxies required to WITHHOLD on any nominee against any such adjournment. Broker non-votes will have no effect on the outcome of a vote on adjournment. A shareholder vote may be taken on one or more of the proposals prior to any adjournment if sufficient votes have been received for approval.


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE MANNER DESCRIBED IN THE ENCLOSED PROXY CARD. A SHAREHOLDER HOLDING SHARES IN "STREET NAME" MAY ALSO VOTE HIS OR HER PROXY BY TELEPHONE OR THE INTERNET AS DESCRIBED IN THE ENCLOSED PROXY CARD.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

This Proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF A NOMINEE AS TRUSTEE. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL.



1. ELECTION OF TRUSTEE          FOR                   WITHHOLD
                                ELECTING              AUTHORITY
                                NOMINEE               TO VOTE FOR
                                                      THE NOMINEE
Margaret M. Eisen - Class I     /      /              /       /

____________________________________________


LEHMAN BROTHERS FIRST TRUST       THIS PROXY SOLICITED BY THE BOARD OF TRUSTEES
INCOME OPPORTUNITY FUND
COMMON SHARES

The undersigned hereby appoints Bradley Tank, Jonathan Morris or Cynthia Surprise and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Lehman Brothers First Trust Income Opportunity Fund (the "Trust"), which the undersigned is entitled to vote at the annual meeting of shareholders of the Trust (the "Meeting") to be held at the offices of the Trust, 745 Seventh Avenue, New York, New York 10019 - Allan
S. Kaplan Auditorium, on June 3, 2004 at 11 a.m. EST, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                                        IN THE ENVELOPE PROVIDED

                                 Date ___________________________________ , 2004

                         NOTE:  Please sign exactly as your name appears on this
                            Proxy.  If joint owners, EITHER may sign this Proxy.
                     When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                             ___________________________________________________
                                                                    Signature(s)

                             ___________________________________________________
                                                      (Title(s), if  applicable)

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

This Proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEES. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL.

1.  ELECTION OF TRUSTEES                                                 FOR                    WITHHOLD         FOR ELECTING A
                                                                         ELECTING               AUTHORITY        NOMINEE EXCEPT AS
                                                                         ALL                    TO VOTE FOR      NOTED AT LEFT
                                                                         NOMINEES               ALL NOMINEES
Margaret M. Eisen - Class I  /  Eugene A. Matthews - Class I             /      /                /       /         /       /

____________________________________________

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE
FOR A NOMINEE, WRITE THE NOMINEE NAME ON THE
LINE ABOVE.

LEHMAN BROTHERS FIRST TRUST     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
INCOME OPPORTUNITY FUND
MONEY MARKET CUMULATIVE
PREFERRED SHARES

The undersigned hereby appoints Bradley Tank, Jonathan Morris or Cynthia Surprise and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Lehman Brothers First Trust Income Opportunity Fund (the "Trust"), which the undersigned is entitled to vote at the annual meeting of shareholders of the Trust (the "Meeting") to be held at the offices of the Trust, 745 Seventh Avenue, New York, New York 10019 - Allan
S. Kaplan Auditorium, on June 3, 2004 at 11 a.m. EST, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                                        IN THE ENVELOPE PROVIDED

                                 Date ___________________________________ , 2004

                         NOTE:  Please sign exactly as your name appears on this
                            Proxy.  If joint owners, EITHER may sign this Proxy.
                     When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                             ___________________________________________________
                                                                    Signature(s)

                             ___________________________________________________
                                                       (Title(s), if applicable)